UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2011 (January 24, 2011)

U-STORE-IT TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32324	20-1024732
(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000 Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Sales Agreement

On January 26, 2011, U-Store-It Trust (the “Company”) and U-Store-It, L.P. (the “Operating Partnership”) entered into Amendment No. 1 to Sales Agreement (the “Amendment”) with Cantor Fitzgerald & Co., as sales agent (the “Sales Agent”), amending the terms of that certain Sales Agreement dated April 3, 2009, among the Company, the Operating Partnership and the Sales Agent, the form of which is an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2009.

The Amendment provides, among other things, that the number of common shares of beneficial interest, $0.01 par value per share (the “Shares”), of the Company which may be issued and sold from time to time under the Sales Agreement is increased from 10,000,000 Shares to 15,000,000 Shares.  To date, the Company has sold 8,086,000 Shares under the Sales Agreement and 6,914,000 Shares remain available for issuance and sale under the Sales Agreement, as modified by the Amendment.

Sales of the Shares, if any, under the program will depend upon market conditions and others factors to be determined by the Company and may be made in negotiated transactions or transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company has no obligation to sell any Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement or terminate the Sales Agreement.

The compensation payable to the Sales Agent for sales of Shares pursuant to the Sales Agreement shall be equal to up to 3.0% of the gross sales price per Share.

This summary of the terms of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement and Noncompetition Agreement with Christopher P. Marr

In furtherance of its commitment as expressed in the U-Store-It Trust 2010 Proxy Statement to provide executive compensation programs that conform with generally accepted views of best pay practices, the Compensation Committee of the U-Store-It Trust Board of Trustees took the following action regarding the employment agreement with Christopher P. Marr, the Company’s President and Chief Investment Officer.  The Company’s Current Report on Form 8-K filed with the SEC on July 2, 2010 discusses additional actions in furtherance of the foregoing commitment with respect to the employment agreements with the Company’s Chief Executive Officer, Dean Jernigan, and Chief Financial Officer, Timothy M. Martin.

On January 24, 2011, the Company entered into an amended and restated employment agreement (the “New Agreement”) and an amended and restated noncompetition agreement with Christopher P. Marr, the Company’s President and Chief Investment Officer.  The New Agreement replaces Mr. Marr’s prior amended and restated employment agreement dated as of December 23, 2008 with the Company (the “Prior Agreement”).  The New Agreement:

•                  extends Mr. Marr’s term of employment from April 24, 2011 to December 31, 2013, subject to automatic annual renewal of the employment term unless either the Company or Mr. Marr provides notice of non-renewal at least 90 days prior to the end of the then-current term;

•                  removes the excise tax gross-up provision in the Prior Agreement;

•                  eliminates the value of long-term bonus awards from the computation of severance payable upon an early termination of Mr. Marr’s employment without cause or upon his resignation for good reason;

•                  eliminates severance upon a change of control unless coupled with a material reduction in Mr. Marr’s authority, duties or salary;

•                  eliminates the cash benefit (expressed as a multiple of salary and bonus) to Mr. Marr upon termination of his employment on account of disability or death;

•                  provides for the amendment and restatement of Mr. Marr’s non-competition agreement to re-set the restricted period included in the non-competition agreement to continue for the longer of 3 years from the date of the New Agreement and Mr. Marr’s employment with the Company;

•                  provides for a $51,000 signing payment to Mr. Marr; and

•                  provides for a severance payment of $1,500,000 if either the Company or Mr. Marr elects not to renew the term of the New Agreement for the 1-year period that commences January 1, 2014.

The summary of the material amended terms of the New Agreement and amended and restated noncompetition agreement is qualified in its entirety by reference to the complete text of these two agreements, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.  A copy of the Prior Agreement is filed as Exhibit 10.39 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
5.1	Legal Opinion of Pepper Hamilton LLP
10.1	Amendment No. 1 to Sales Agreement, dated January 26, 2011 among U-Store-It Trust, U-Store It, L.P. and Cantor Fitzgerald & Co.
10.2	Amended and Restated Executive Employment Agreement, dated January 24, 2011 by and among U-Store-It Trust and Christopher P. Marr
10.3	Amended and Restated Non-Competition Agreement, dated January 24, 2011 by and among U-Store-It Trust and Christopher P. Marr

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: January 27, 2011	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President — Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Legal Opinion of Pepper Hamilton LLP
10.1	Amendment No. 1 to Sales Agreement, dated January 26, 2011 among U-Store-It Trust, U-Store It, L.P. and Cantor Fitzgerald & Co.
10.2	Amended and Restated Executive Employment Agreement, dated January 24, 2011 by and among U-Store-It Trust and Christopher P. Marr
10.3	Amended and Restated Non-Competition Agreement, dated January 24, 2011 by and among U-Store-It Trust and Christopher P. Marr